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                           ESC STRATEGIC FUNDS, INC.

                         SUPPLEMENT DATED MAY 28, 1998
                       TO PROSPECTUS DATED JULY 29, 1997


     This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus.

     The Board of Directors of ESC Strategic Funds, Inc., at a meeting held on May 11, 1998, approved the following changes to take effect on or about July 17, 1998:

     ESC STRATEGIC GLOBAL EQUITY FUND. The Board has approved a change in nonfundamental investment policy whereby the ESC Strategic Global Equity Fund, under normal market conditions, must have at least 65% of its assets invested in issuers of at least three different countries outside the United States, as determined by the location of their headquarters or principal business operations. Prior to this change, the United States was included among the countries in which the Fund would primarily invest. Additionally, as a result of this change, the Board has approved a change of the Fund's name from the ESC Strategic Global Equity Fund to the ESC Strategic International Equity Fund. These changes in policy do not require shareholder approval.

     LOANS OF PORTFOLIO SECURITIES (ALL FUNDS). The Board has approved an increase in the percentage of its portfolio securities that each Fund may lend. The percentage amount has been increased to 33-1/3%. Prior to this change, the Funds had restricted this percentage to 5% of a Fund's total assets. This change in policy does not require shareholder approval.

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